[SHIP GRAPHIC]

VANGUARD
MORGAN(TM)GROWTH
FUND

Annual Report
December 31, 1999

[A MEMBER OF THE VANGUARD GROUP (R) LOGO]

[JOHN C. BOGLE PHOTO]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?
     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
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CONTENTS

REPORT FROM THE CHAIRMAN ............1   FUND PROFILE .......................10
AFTER-TAX RETURNS REPORT ............5   PERFORMANCE SUMMARY ................12
THE MARKETS IN PERSPECTIVE ..........6   FINANCIAL STATEMENTS ...............13
REPORT FROM THE ADVISERS ............8   REPORT OF INDEPENDENT ACCOUNTANTS ..23
--------------------------------------------------------------------------------

[JOHN J. BRENNAN PHOTO]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN

During a year when the amazing bull market continued to reach new heights, Vanguard Morgan Growth Fund achieved a total return of 34.1%--an impressive 13.1 percentage points higher than the Standard & Poor's 500 Index.
     As the table at right shows, Morgan Growth Fund's return for the 12 months ended December 31, 1999, topped the average return of the Growth Fund Stock Index, which is based on the stocks held by the 50 largest growth mutual funds. However, our gain fell well short of the average return of multi-cap growth funds.
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                                                                 TOTAL RETURNS
                                                                   YEAR ENDED
                                                               DECEMBER 31, 1999
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund                                          34.1%
--------------------------------------------------------------------------------
Average Multi-Cap Growth Fund*                                       52.3%
--------------------------------------------------------------------------------
S&P 500 Index                                                        21.0%
--------------------------------------------------------------------------------
Growth Fund Stock Index**                                            25.4%
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Reflects the average common stock holdings of the 50 largest growth-oriented mutual funds.

     The fund's total return (capital change plus reinvested dividends and distributions) is based on an increase in net asset value from $19.72 per share on December 31, 1998, to $22.92 per share on December 31, 1999, and is adjusted for a dividend of $0.15 per share paid from net investment income and distributions totaling $3.08 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW
The U.S. stock market rode an upsurge in the technology sector in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. This performance was something of a come-from-behind story. Stocks got off to a strong start during the first four months of 1999 but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But technology stocks rallied, leading the market on an upward tear over the final three months of 1999, bringing the Wilshire 5000's full-year return to a remarkable 23.8%.
     The S&P 500 Index, which is dominated by large-capitalization stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.
     The rise for the major indexes in 1999 suggests a broad advance for the market, but in truth it was a year of "haves" and "have nots"--a huge number of stocks did not join in the market's ascent. Fully 60% of the stocks listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq issues fell by more than 20%.)
     As mentioned, the technology sector set a torrid pace--tech stocks in the S&P 500 Index gained 74% for the year and were largely responsible for growth stocks within the index (+28.2%) far outpacing value stocks (+12.7%). Among small stocks, technology issues gained 107%, and the difference between growth and value was an amazing 44.6 percentage points (43.1% for the Russell 2000 Index's growth stocks and -1.5% for its value stocks).

     Somewhat surprisingly, these stock market returns occurred in an environment of rising interest rates. Rates increased substantially during 1999--a rise encouraged by Federal Reserve policymakers, who boosted short-term interest rates in three steps by a total of 0.75 percentage point (75 basis points). Rising interest rates can depress stock prices, especially for growth issues, because they lessen the current value of projected future earnings. But during 1999, investors decided that improving prospects for corporate profits outweighed the negative impact of higher rates.
     Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Interest rates rose across all maturities in 1999, and prices dropped accordingly. The yield of the benchmark 30-year U.S. Treasury bond stood at 6.48% on December 31, 138 basis points above its 5.10% yield when the year began. The total return of the Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%.

1999 PERFORMANCE OVERVIEW
Morgan Growth Fund outperformed the S&P 500 Index and even its growth component, which gained 28.2% in 1999. Last year was the fifth straight year of double-digit returns for the fund as well as for the overall market.
     Technology stocks were the big winners. While this sector represented about 20% of assets on average for both the fund and the S&P 500 Index, Morgan Growth's tech stocks fared far better, returning 96%--22 percentage points more than the index's tech stocks. Our biggest commitment was in consumer-discretionary stocks (mostly retailers), where almost a quarter of Morgan Growth's assets were invested, a weighting almost double that of the index. Here we trounced the index by a similar margin, with the fund's holdings gaining 49% compared with the index sector's 28%. We also benefited from excellent stock selection in producer durables and utilities--in the latter sector, our 64% return was more than five times that of utility stocks in the index.
     However, our selections in the consumer-staples and materials & processing sectors did not fare as well. Fortunately, we held a relatively small portion of our assets in those sectors. In the case of consumer staples--the worst-performing sector for both the fund (-35%) and the S&P 500 (-16%)--we had an average weighting of 3.8%, less than half that of the index.

--------------------------------------------------------------------------------
                                                       TOTAL ASSETS MANAGED
                                                        DECEMBER 31, 1999
                                                  ------------------------------
                                                   $ MILLION         PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management                                 $2,075             42%
Franklin Portfolio Associates                          1,996             39
Vanguard Core Management                                 731             14
Cash Reserve*                                            264              5
--------------------------------------------------------------------------------
Total                                                 $5,066            100%
--------------------------------------------------------------------------------
*This cash reserve is invested in equity index futures to simulate investment in stocks. Each adviser also may maintain a modest cash reserve.

     As noted earlier, Morgan Growth Fund's return lagged far behind the average multi-cap growth fund. Lipper Inc., which analyzes mutual fund returns, has placed Morgan Growth in this new category as part of a recent reorganization of its fund classifications. We believe it is a reasonable fit. In the past, Morgan Growth Fund's benchmark was the average growth fund, which returned 29.3% in 1999. The new multi-cap growth category embraces about 380 mutual funds that invest in large- and medium-sized companies. Overall, our shortfall versus this group can be attributed to the fact it was "growthier" in character than Morgan Growth Fund.
     As you know, three investment advisers choose stocks for Morgan Growth Fund. The table on page 2 shows the proportion of fund assets managed by each adviser as of December 31, 1999.

LONG-TERM PERFORMANCE OVERVIEW
Over the past decade, Morgan Growth Fund recorded an excellent absolute return that averaged 18.1% a year. However, in relation to our index and fund benchmarks, the result was slightly subpar. The table at right presents the average annual return for our fund and its comparative measures over the past ten years, as well as the results of a hypothetical $10,000 investment in each at the start of the decade.
--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                             TEN YEARS ENDED DECEMBER 31, 1999
                                         ---------------------------------------
                                                AVERAGE         FINAL VALUE OF
                                                 ANNUAL            A $10,000
                                                 RETURN      INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund                      18.1%            $52,955
--------------------------------------------------------------------------------
Average Multi-Cap Growth Fund                    20.3%            $63,674
--------------------------------------------------------------------------------
S&P 500 Index                                    18.2%            $53,278
--------------------------------------------------------------------------------

     Our average annual return was 2.2 percentage points behind that of the average multi-cap growth fund and a slim tenth of a point behind the S&P 500.
     Two factors caused us to lag the index slightly. During the 1990s, the market's best performers were very large growth companies, which dominate the S&P 500. Morgan Growth Fund held some of these "megacap" stocks, but it also diversified into mid-cap issues. Our median capitalization of $29.3 billion at year-end 1999 was roughly one-third of the index's. In addition, the index, which is a theoretical construct, incurs none of the real-world operating and transaction costs that all mutual funds must bear. We note that Morgan Growth Fund's costs are among the lowest for actively managed growth funds. In 1999, the fund's expense ratio--annual expenses as a percentage of average net assets--was 0.42%, compared with our average competitor's 1.52%. That translates to $4.20 for each $1,000 of net assets for Morgan Growth Fund, but $15.20 per $1,000 for the average peer. Over the long run, we believe, lower costs should aid us in our quest to provide superior returns.
     In six of the past ten years, we have earned returns greater than 22%--with returns above 30% in three of those years. We also recorded negative returns in two years. We remind newer investors, who may not yet have experienced a severe market downturn, that such losses occur from time to time and are an inherent risk of the stock market.
     The final year of the 1990s capped an amazing decade for stocks. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% for those years, more than 11/2 times the average return of about 11% achieved by stocks since 1925. In part, the outsized returns reflect the underlying growth in the U.S. economy and in corporate profits. But part of the gains can be traced to growing optimism about stocks and less fear about their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows whether or how investor perceptions may change. But the moods of markets, like those of the millions of individuals who make up the markets, can shift dramatically.

     In constructing long-term plans, we believe it is prudent to recognize that financial markets will go through bad times as well as good times, and to adopt realistic assumptions about future returns. The odds are heavily stacked against the stock market's repeating its performance of the 1990s in the decade ahead. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%.

IN SUMMARY
As we enter a new century, the temptation for investors to chase hot performance may be stronger than ever. But building an investment program around a relatively narrow group of stocks that have recently skyrocketed is a dangerous--and unnecessary--gamble. The financial markets are ever cyclical. Stocks of all styles and sizes--as well as entire asset classes--move in and out of favor in unpredictable patterns. That is why we recommend that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves that are suited to their individual goals, investment time horizon, and temperament for risk-taking. Such balanced portfolios are a solid foundation for long-term investment success.

/S/
John J. Brennan
Chairman and Chief Executive Officer

January 20, 2000

================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS
Beginning with this annual report, Vanguard is pleased to provide a review of Morgan Growth Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own Morgan Growth Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:
     o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.
     o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)
     As you can see, Morgan Growth Fund's pretax total return of 34.1% for the 12 months ended December 31, 1999, was reduced by taxes to 29.5%. In other words, for investors in the highest bracket, taxes cut the fund's pretax return by 4.6 percentage points. The average fund in Morningstar's large growth group achieved a pretax return of 38.6% and an after-tax return of 35.9%, a difference of 2.7 percentage points.
--------------------------------------------------------------------------------
                              AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                    PERIODS ENDED DECEMBER 31, 1999
                     -----------------------------------------------------------
                           1 YEAR             5 YEARS               10 YEARS
                     -------------------  ------------------  ------------------
                     PRETAX    AFTER-TAX  PRETAX   AFTER-TAX  PRETAX   AFTER-TAX
--------------------------------------------------------------------------------
Vanguard Morgan
  Growth Fund        34.1%       29.5%     29.2%      25.2%    18.1%      14.9%
Average Large
  Growth Fund*       38.6        35.9      28.5       25.4     18.6       16.1
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

     Morgan Growth Fund has consistently lagged its peers in tax efficiency. While our fund's pretax return beat that of its average peer over the past five years, we lagged in after-tax returns for this period. Over the past decade, Morgan trailed the peer-group average in both pretax and after-tax returns.
     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to note that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.
     Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS
The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.
     U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

--------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 1999
                                           -------------------------------------
                                             1 YEAR        3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                               21.0%          27.6%         28.6%
  Russell 2000 Index                          21.3           13.1          16.7
  Wilshire 5000 Index                         23.8           26.1          27.1
  MSCI EAFE Index                             27.3           16.1          13.2
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 -0.8%           5.7%          7.7%
  Lehman 10 Year Municipal Bond Index         -1.3            4.8           7.1
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                   4.7            5.0           5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                         2.7%           2.0%          2.4%
--------------------------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.
     Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

     Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS
The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.
     The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.
     At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.
     Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%.
Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS
Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.
     Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.
     Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

REPORT FROM THE ADVISERS

In a good year for growth stocks and a fantastic year for technology stocks, Vanguard Morgan Growth Fund recorded a 34.1% return. It was the fourth-best year in the fund's history, trailing only the 36.0% return achieved in 1995, the 34.7% return in 1980, and the 43.1% gain during 1975.
     Morgan Growth Fund's total return exceeded both the 21.0% gain of the S&P 500 Index and the 25.4% return of the Growth Fund Stock Index, which is constructed from the holdings of the 50 largest growth mutual funds. We did not keep pace with the extraordinary 52.3% average return for funds in Lipper Inc.'s new multi-cap growth category. However, Morgan Growth Fund did outperform the 29.3% return of the average growth fund, representing the group in which Lipper placed us in the past. In all, it was a successful year for the fund.
     There was considerable turmoil during the year, and price fluctuations for individual stocks and the market averages were unusually wide. But through all the volatility, investors who focused on large-capitalization, high-quality companies with consistent or accelerating earnings or revenue growth were generally rewarded. In essence, it was a "momentum" year, in which investors seemed most attracted to those stocks that had already gone up. Stocks that disappointed market expectations, even if by only a little, often plummeted. And stocks that seemed relatively cheap, in terms of price/earnings ratios or dividend yields, tended to get cheaper.
     The best performers in a volatile year were technology companies, especially those in or serving the burgeoning Internet sector, and companies engaged in wireless telecommunications. These stocks benefited from investors' expectations of big payoffs stemming from the way new technologies are changing business and the economy.

CHANGES IN OUR HOLDINGS
The biggest change in Morgan Growth Fund's sector weightings during 1999 was an increase of about 50% in our commitment to technology stocks--from about 17% of our equity holdings at year-end 1998 to nearly 26% at the end of 1999. In large part, this change reflected the appreciation of technology stocks rather than additions to our holdings. The number of tech stocks we held rose only slightly--from 52 at the start of the year to 55 at year-end. We took gains by selling part of our stake in EMC. We added to our position in Texas Instruments, which has shed a number of money-losing assets and is concentrating on its strength in digital signal processing.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.
--------------------------------------------------------------------------------

     As the tech sector's presence grew, there were declines of 2 to 3 percentage points in our stock weightings in four other sectors: consumer discretionary (retailers, restaurants, etc.); consumer staples (food and beverage manufacturers and media companies); financial services; and health care.
     In the consumer-discretionary group, now our second-largest industry weighting, we took some profits on America Online, although it remains a top-ten holding, and boosted our holdings in media companies, including Knight Ridder, Infinity Broadcasting, and Time Warner.
     In financial services, our third-largest sector weighting, we trimmed our stake in Fannie Mae, a former top-ten holding, but boosted our commitment to Citigroup. In the commercial-finance area, we again bought shares in CIT Group, and we raised our stake in Associates First Capital.
     In the health-care group, market appreciation and some additional purchases made the biotechnology company Immunex our largest holding. We added to our stakes in Baxter International and MedImmune, while we eliminated our McKesson HBOC position and sold part of our holdings in Cardinal Health and Columbia/HCA Healthcare.
     Morgan Growth Fund's three advisers select the fund's stocks independently, although all share the objective of long-term capital appreciation. Brief descriptions of the advisers' strategies follow.

FRANKLIN PORTFOLIO ASSOCIATES
Franklin uses an array of computer models to analyze some 3,500 stocks in search of issues that appear to be undervalued. Franklin considers the economic cycle and ranks securities based on three key analyses: fundamental momentum, which seeks to identify companies with strong near-term business prospects; relative value, which looks for stocks with attractive prices in relation to past market values or to specific financial measures such as book value or sales; and future cash flow, which assesses stocks based on prospects for growth in earnings and dividends.

WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management's portfolio manager seeks to identify companies with above-average prospects for growth, especially in industries undergoing fundamental changes. In-depth, company-by-company examination and analysis by dozens of global industry analysts support the investment process.

VANGUARD CORE MANAGEMENT GROUP
Vanguard Core Management Group uses computer models to rank some 3,000 stocks by a variety of measures, including cash flow, relative value, and share-price momentum. Overall rankings are based on weights assigned to the various measures. From the higher-ranking stocks, a portfolio is constructed to resemble the Growth Fund Stock Index in such key characteristics as market capitalization and diversification among industry sectors.

Franklin Portfolio Associates, LLC
Wellington Management Company, LLP
Vanguard Core Management Group

January 14, 2000

FUND PROFILE
MORGAN GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS                INVESTMENT FOCUS
--------------------------------------   ---------------------------------------
                      MORGAN   S&P 500   [GRID]
--------------------------------------   STYLE ...........................GROWTH
Number of Stocks         319       500   MARKET CAP.......................LARGE
Median Market Cap     $29.3B    $86.7B
Price/Earnings Ratio   29.7x     29.8x
Price/Book Ratio        5.2x      5.5x
Yield                   0.6%      1.1%
Return on Equity       18.4%     23.4%
Earnings Growth Rate   16.6%     16.6%
Foreign Holdings        4.2%      1.3%
Turnover Rate            65%        --
Expense Ratio          0.42%        --
Cash Reserves           2.2%        --

                                         TEN LARGEST HOLDINGS
VOLATILITY MEASURES                      (% OF TOTAL NET ASSETS)
--------------------------------------   ---------------------------------------
                      MORGAN   S&P 500   AT&T Corp-Liberty Media Group
--------------------------------------     Class A                          3.0%
R-Squared               0.88      1.00   Cisco Systems, Inc.                2.9
Beta                    1.11      1.00   Microsoft Corp.                    2.7
                                         Home Depot, Inc.                   2.6
                                         MCI WorldCom, Inc.                 1.9
                                         Lucent Technologies, Inc.          1.6
                                         Immunex Corp.                      1.5
                                         America Online, Inc.               1.5
                                         General Instrument Corp.           1.5
                                         Citigroup, Inc.                    1.4
                                         ---------------------------------------
                                         Top Ten                           20.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                DECEMBER 31, 1998           DECEMBER 31, 1999
                            ----------------------------------------------------
                                    MORGAN                MORGAN       S&P 500
                            ----------------------------------------------------
Auto & Transportation ......         1.5%                 1.3%            1.9%
Consumer Discretionary .....        23.2                 21.2            13.9
Consumer Staples ...........         5.6                  2.7             6.3
Financial Services .........        16.0                 14.1            13.8
Health Care ................        13.3                 11.4             9.3
Integrated Oils ............         1.3                  0.8             4.8
Other Energy ...............         1.1                  1.3             1.3
Materials & Processing .....         2.8                  2.7             3.2
Producer Durables ..........         6.1                  5.0             3.6
Technology .................        17.2                 25.6            25.4
Utilities ..................         9.3                  9.4            10.2
Other ......................         2.6                  4.5             6.3
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
MORGAN GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-DECEMBER 31, 1999
--------------------------------------------------------------------------------
           MORGAN GROWTH FUND    S&P 500            MORGAN GROWTH FUND   S&P 500
FISCAL  CAPITAL  INCOME  TOTAL   TOTAL   FISCAL  CAPITAL  INCOME  TOTAL  TOTAL
YEAR    RETURN   RETURN  RETURN  RETURN  YEAR    RETURN   RETURN  RETURN RETURN
--------------------------------------------------------------------------------
1980     30.5%    4.2%    34.7%   32.4%  1990     -4.4%    2.9%    -1.5%  -3.1%
1981     -7.1     2.3     -4.8    -4.9   1991     26.3     3.0     29.3   30.5
1982     24.1     3.6     27.7    21.5   1992      8.1     1.4      9.5    7.6
1983     25.8     2.6     28.4    22.5   1993      5.9     1.4      7.3   10.1
1984     -8.1     2.0     -6.1     6.3   1994     -2.9     1.2     -1.7    1.3
1985     27.5     2.8     30.3    31.8   1995     34.6     1.4     36.0   37.6
1986      4.2     3.6      7.8    18.7   1996     22.3     1.0     23.3   23.0
1987      3.3     1.7      5.0     5.3   1997     29.7     1.1     30.8   33.4
1988     19.8     2.5     22.3    16.6   1998     21.1     1.2     22.3   28.6
1989     19.9     2.8     22.7    31.7   1999     33.3     0.8     34.1   21.0
--------------------------------------------------------------------------------
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
--------------------------------------------------------------------------------
[MOUNTAIN CHART]
                        MORGAN       AVERAGE         S&P
                        GROWTH       MULTI-CAP       500
                        FUND         GROWTH FUND*    INDEX
--------------------------------------------------------------------------------
         1989/12         10000         10000         10000
         1990/03          9838          9824          9699
         1990/06         10549         10671         10309
         1990/09          8852          8766          8892
         1990/12          9849          9627          9690
         1991/03         11468         11670         11097
         1991/06         11336         11498         11072
         1991/09         11829         12715         11664
         1991/12         12738         14143         12642
         1992/03         12602         13787         12322
         1992/06         12362         13112         12557
         1992/09         12866         13603         12953
         1992/12         13954         15284         13605
         1993/03         14254         15505         14199
         1993/06         14299         15951         14268
         1993/09         14712         17098         14637
         1993/12         14975         17397         14976
         1994/03         14369         16806         14408
         1994/06         13917         15967         14469
         1994/09         14847         17117         15176
         1994/12         14726         16972         15174
         1995/03         15933         18207         16651
         1995/06         17812         20179         18241
         1995/09         19639         22365         19690
         1995/12         20025         22685         20876
         1996/03         21265         23835         21996
         1996/06         22473         25295         22983
         1996/09         23594         26053         23694
         1996/12         24691         26843         25669
         1997/03         24452         25532         26357
         1997/06         28379         29607         30958
         1997/09         32353         33614         33277
         1997/12         32298         32757         34233
         1998/03         36552         37047         39008
         1998/06         37528         37853         40296
         1998/09         31371         32381         36288
         1998/12         39488         41798         44016
         1999/03         41247         43938         46209
         1999/06         45127         47154         49466
         1999/09         43022         45942         46377
         1999/12         52955         63674         53278
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31,1999
                                ------------------------------- FINAL VALUE OF A
                                1 YEAR     5 YEARS   10 YEARS $10,000 INVESTMENT
--------------------------------------------------------------------------------
Morgan Growth Fund              34.10%      29.17%     18.14%       $52,955
Average Multi-Cap Growth Fund*  52.34       30.27      20.34         63,674
S&P 500 Index                   21.04       28.56      18.21         53,278
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                10 YEARS
                      INCEPTION                        -------------------------
                        DATE      1 YEAR    5 YEARS    CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Morgan Growth Fund   12/31/1968   34.10%    29.17%     16.55%    1.59%    18.14%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                                    SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.7%) (1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.2%)
o        FDX Corp.                                   324,500         $   13,284
o        Ryanair Holdings PLC                        225,900             12,453
         Werner Enterprises, Inc.                    406,250              5,713
         Delta Air Lines, Inc.                        97,200              4,842
         Delphi Automotive Systems Corp.             278,733              4,390
         Ford Motor Co.                               68,500              3,661
         PACCAR, Inc.                                 77,300              3,425
         Burlington Northern
           Santa Fe Corp.                            116,100              2,816
o        Navistar International Corp.                 49,700              2,355
o        UAL Corp.                                    28,900              2,242
         Meritor Automotive, Inc.                     97,100              1,881
         Tidewater Inc.                               25,200                907
         General Motors Corp.                         11,200                814
         Arctic Cat, Inc.                             27,300                273
                                                                     -----------
                                                                         59,056
                                                                     -----------
CONSUMER DISCRETIONARY (19.6%)
o        AT&T Corp.-Liberty Media
           Group Class A                           2,703,600            153,429
         Home Depot, Inc.                          1,914,150            131,239
o        America Online, Inc.                      1,011,400             76,298
o        Viacom Inc. Class B                         913,300             55,198
         Wal-Mart Stores, Inc.                       766,300             52,970
         Kimberly-Clark Corp.                        798,300             52,089
         Knight Ridder                               675,300             40,180
o        Federated Department
           Stores, Inc.                              620,600             31,379
o        Infinity Broadcasting Corp.                 793,750             28,724
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
o        AMFM Inc.                                   324,100             25,361
         The Walt Disney Co.                         795,000             23,254
o        Yahoo!, Inc.                                 50,000             21,634
o        Bed Bath & Beyond, Inc.                     550,000             19,113
         Gannett Co., Inc.                           232,100             18,931
         Time Warner, Inc.                           232,200             16,820
o        TV Guide, Inc.                              379,600             16,323
o        Univision Communications Inc.               148,600             15,185
o        Clear Channel
           Communications, Inc.                      155,000             13,834
         News Corp. Ltd. Pfd. ADR                    395,000             13,208
o        KPN Qwest NV                                187,600             11,960
         Hasbro, Inc.                                582,550             11,105
         Whirlpool Corp.                             164,000             10,670
         R.R. Donnelley & Sons Co.                   425,800             10,565
         May Department Stores Co.                   312,700             10,085
         E.W. Scripps Co. Class A                    225,000             10,083
o        Valassis Communications, Inc.               223,050              9,424
         Dayton Hudson Corp.                         108,900              7,997
o        CBS Corp.                                   119,500              7,640
         Darden Restaurants Inc.                     402,100              7,288
o        Iron Mountain, Inc.                         168,300              6,616
         Tiffany & Co.                                70,200              6,265
         Central Newspapers, Inc.                    150,000              5,906
o        Harrah's Entertainment, Inc.                189,100              4,999
         Tandy Corp.                                  92,100              4,530
         The McGraw-Hill Cos., Inc.                   72,100              4,443
o        Brinker International, Inc.                 184,000              4,416
         Tribune Co.                                  79,700              4,388
         Eastman Kodak Co.                            58,300              3,862
o        Furniture Brands International Inc.         171,000              3,762

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                                    SHARES               (000)
--------------------------------------------------------------------------------
         Sears, Roebuck & Co.                        123,500              3,759
o        Best Buy Co., Inc.                           74,300              3,729
         The Limited, Inc.                            77,000              3,335
         TJX Cos., Inc.                              163,100              3,333
o        Flextech PLC                                175,000              3,317
o        Tricon Global Restaurants, Inc.              79,200              3,059
         Hertz Corp. Class A                          55,600              2,787
         Circuit City Stores, Inc.                    54,500              2,456
         Ethan Allen Interiors, Inc.                  70,550              2,262
o        Kmart Corp.                                 186,200              1,874
         Ross Stores, Inc.                            93,200              1,672
o        Abercrombie & Fitch Co.                      59,600              1,590
o        Office Depot, Inc.                          141,000              1,542
         American Greetings Corp. Class A             49,900              1,179
         Maytag Corp.                                 24,300              1,166
o        HomeBase, Inc.                              363,200              1,112
         Liz Claiborne, Inc.                          26,400                993
o        The Neiman Marcus Group,
           Inc. Class A                               33,900                947
         Galileo International, Inc.                  25,400                761
         McDonald's Corp.                             16,300                657
o        CDI Corp.                                    11,400                275
         Waste Management, Inc.                       15,600                268
                                                                     -----------
                                                                        993,246
                                                                     -----------
CONSUMER STAPLES (2.5%)
         Philip Morris Cos., Inc.                  1,415,900             32,831
         Anheuser-Busch Cos., Inc.                   345,800             24,508
         H.J. Heinz Co.                              330,900             13,174
         IBP, Inc.                                   672,500             12,105
         ConAgra, Inc.                               436,700              9,853
o        Safeway, Inc.                               240,000              8,535
         Unilever NV ADR                             129,464              7,048
         Colgate-Palmolive Co.                        67,000              4,355
         Sara Lee Corp.                              173,500              3,828
         SuperValu Inc.                              157,600              3,152
         Nabisco Group Holdings Corp.                251,300              2,670
         Bestfoods                                    44,800              2,355
         Universal Corp.                              81,500              1,859
         Interstate Bakeries Corp.                    47,600                863
                                                                     -----------
                                                                        127,136
                                                                     -----------
FINANCIAL SERVICES (13.0%)
         Citigroup, Inc.                           1,255,750             69,773
         American International
           Group, Inc.                               636,127             68,781
         Morgan Stanley Dean
           Witter & Co.                              343,200             48,992
         Marsh & McLennan Cos., Inc.                 487,650             46,662
         First Data Corp.                            808,300             39,859
         Associates First Capital Corp.            1,210,200             33,205
         AXA Financial, Inc.                         718,600             24,342
         FleetBoston Financial Corp.                 684,681             23,836
         Golden West Financial Corp.                 607,500             20,351
         Bank of America Corp.                       392,039             19,676
         St. Paul Cos., Inc.                         523,800             17,646
         Providian Financial Corp.                   189,400             17,247
         American General Corp.                      215,100             16,321
         Donaldson, Lufkin & Jenrette, Inc.          331,500             16,036
         J.P. Morgan & Co., Inc.                     125,200             15,853
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
         Freddie Mac                                 331,400             15,597
         Ace, Ltd.                                   875,000             14,602
         MBNA Corp.                                  505,000             13,761
o        BISYS Group, Inc.                           181,100             11,817
         SunTrust Banks, Inc.                        170,300             11,719
         KeyCorp                                     495,900             10,972
         Heller Financial, Inc.                      520,000             10,432
         The Chase Manhattan Corp.                   101,336              7,873
         Dime Bancorp, Inc.                          474,400              7,175
         Cullen/Frost Bankers, Inc.                  251,000              6,463
         Franklin Resources Corp.                    200,000              6,412
         Merrill Lynch & Co., Inc.                    70,100              5,853
         Bear Stearns Co., Inc.                      112,140              4,794
         Fannie Mae                                   76,500              4,777
         The CIT Group, Inc.                         190,300              4,020
         SouthTrust Corp.                            102,900              3,891
         PNC Bank Corp.                               85,300              3,796
         Mellon Financial Corp.                      109,300              3,723
         Household International, Inc.                93,500              3,483
         The PMI Group Inc.                           66,450              3,244
         CIGNA Corp.                                  40,200              3,239
         T. Rowe Price                                74,300              2,744
         U.S. Bancorp                                108,000              2,572
         Travelers Property Casualty Corp.            74,000              2,534
         Deluxe Corp.                                 92,300              2,532
         Countrywide Credit Industries, Inc.          87,991              2,222
         MGIC Investment Corp.                        32,400              1,950
         Charter One Financial                        89,510              1,712
         Hartford Life, Inc.                          37,600              1,655
         AMBAC Financial Group Inc.                   29,500              1,539
         A.G. Edwards & Sons, Inc.                    41,600              1,334
         UnionBanCal Corp.                            28,800              1,136
         Old Republic International Corp.             60,300                822
         Sovereign Bancorp, Inc.                     102,917                767
                                                                     -----------
                                                                        659,742
                                                                     -----------
HEALTH CARE (10.6%)
o        Immunex Corp.                               708,300             77,426
         Pfizer, Inc.                              1,109,500             35,989
         AstraZeneca Group PLC ADR                   835,000             34,861
         Johnson & Johnson                           370,500             34,503
o        MedImmune Inc.                              158,400             26,275
         Abbott Laboratories                         702,700             25,517
         Baxter International, Inc.                  388,500             24,403
         Warner-Lambert Co.                          276,675             22,670
o        Genzyme Corp.                               480,000             21,600
o        Human Genome Sciences, Inc.                 140,000             21,367
         American Home Products Corp.                505,000             19,916
         Cardinal Health, Inc.                       389,750             18,659
o        Millennium Pharmaceuticals, Inc.            145,900             17,800
         Pharmacia & Upjohn, Inc.                    389,000             17,505
         United Healthcare Corp.                     325,600             17,297
o        Boston Scientific Corp.                     783,700             17,144
o        Gilead Sciences, Inc.                       232,100             12,563
         Aetna Inc.                                  198,300             11,068
o        Pacificare Health Systems, Inc.             194,700             10,319
o        Andrx Corp.                                 212,100              8,975
o        Biogen, Inc.                                 99,900              8,441
o        Amgen, Inc.                                 136,800              8,216

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
o        IVAX Corp.                                  267,200              6,880
         Columbia/HCA Healthcare Corp.               214,200              6,279
         Merck & Co., Inc.                            82,300              5,519
         C.R. Bard, Inc.                              94,600              5,014
         Bristol-Myers Squibb Co.                     66,400              4,262
         Alpharma, Inc. Class A                      109,100              3,355
o        Sybron International Corp.                  123,400              3,046
         Eli Lilly & Co.                              45,600              3,032
o        HEALTHSOUTH Corp.                           461,600              2,481
         Mylan Laboratories, Inc.                     76,100              1,917
o        Tenet Healthcare Corp.                       69,500              1,633
o        Trigon Healthcare, Inc.                      32,900                971
                                                                     -----------
                                                                        536,903
                                                                     -----------
INTEGRATED OILS (0.8%)
         Kerr-McGee Corp.                            265,800             16,480
         USX-Marathon Group                          314,100              7,754
         Chevron Corp.                                55,800              4,834
         Texaco Inc.                                  74,200              4,030
         Phillips Petroleum Co.                       74,300              3,492
         Atlantic Richfield Co.                       33,100              2,863
                                                                     -----------
                                                                         39,453
                                                                     -----------
OTHER ENERGY (1.2%)
         Enron Corp.                                 285,400             12,665
         Halliburton Co.                             300,000             12,075
         Transocean Sedco Forex Inc.                 325,000             10,948
o        AES Corp.                                    95,000              7,101
o        Calpine Corp.                                99,000              6,336
o        BJ Services Co.                             149,000              6,230
         Ashland, Inc.                                66,400              2,187
         Sunoco, Inc.                                 51,200              1,203
                                                                     -----------
                                                                         58,745
                                                                     -----------
MATERIALS & PROCESSING (2.5%)
         Weyerhaeuser Co.                            318,000             22,836
         Georgia Pacific Group                       359,400             18,240
         Engelhard Corp.                             962,900             18,175
         Air Products & Chemicals, Inc.              525,000             17,620
         Louisiana-Pacific Corp.                     841,600             11,993
         Dow Chemical Co.                             76,500             10,222
         International Paper Co.                     108,300              6,112
         Sherwin-Williams Co.                        240,300              5,046
         E.I. du Pont de Nemours & Co.                60,300              3,972
         Lafarge Corp.                               127,900              3,533
         USG Corp.                                    48,100              2,267
         Owens Corning                               100,200              1,935
         The Timber Co.                               52,300              1,288
         RPM Inc. (Ohio)                             121,425              1,237
                                                                     -----------
                                                                        124,476
                                                                     -----------
PRODUCER DURABLES (4.6%)
         Nokia Corp. ADR                             170,000             32,300
         United Technologies Corp.                   478,702             31,116
o        LAM Research Corp.                          277,000             30,903
         Koninklijke (Royal) Philips
           Electronics NV                            184,000             24,840
o        American Tower Corp. Class A                625,000             19,102
o        Crown Castle International Corp.            385,000             12,368
o        Lexmark International Group,
           Inc. Class A                              132,700             12,009
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
o        JDS Uniphase Corp.                           66,000             10,647
o        RF Micro Devices, Inc.                      154,000             10,539
o        Applied Materials, Inc.                      75,800              9,603
o        Novellus Systems, Inc.                       61,000              7,474
o        Teradyne, Inc.                              105,900              6,989
         Centex Corp.                                222,400              5,490
         Emerson Electric Co.                         85,700              4,917
         The Boeing Co.                              117,500              4,883
         Pitney Bowes, Inc.                           53,700              2,594
         Herman Miller, Inc.                         108,500              2,496
o        Andrew Corp.                                112,651              2,133
         Caterpillar, Inc.                            33,700              1,586
o        KLA-Tencor Corp.                             11,200              1,247
         Molex, Inc.                                  22,000              1,247
o        Esterline Technologies Corp.                 18,600                215
                                                                     -----------
                                                                        234,698
                                                                     -----------
TECHNOLOGY (23.7%)
         COMMUNICATIONS TECHNOLOGY (9.7%)
o        Cisco Systems, Inc.                       1,383,700            148,229
         Lucent Technologies, Inc.                 1,091,200             81,635
o        General Instrument Corp.                    880,900             74,876
         Motorola, Inc.                              427,000             62,876
         Corning, Inc.                               395,000             50,930
o        Comverse Technology, Inc.                   149,200             21,597
o        NCR Corp.                                   390,200             14,779
o        3Com Corp.                                  250,000             11,750
o        Covad Communications
           Group, Inc.                               130,000              7,272
o        General Motors Corp. Class H                 75,000              7,200
o        C-Cube Microsystems, Inc.                    95,100              5,920
o        Rhythms NetConnections Inc.                 140,000              4,340
o        RealNetworks, Inc.                           34,300              4,157

         COMPUTER SERVICES, SOFTWARE & SYSTEM (6.1%)
o        Microsoft Corp.                           1,178,200            137,555
o        BMC Software, Inc.                          455,000             36,371
o        Rational Software Corp.                     607,200             29,829
o        VeriSign, Inc.                              107,300             20,467
o        Oracle Corp.                                144,850             16,232
o        Sterling Software, Inc.                     490,000             15,435
o        Ceridian Corp.                              565,000             12,183
o        QLogic Corp.                                 50,300              8,042
         Computer Associates
           International, Inc.                       110,800              7,749
o        Electronics for Imaging, Inc.               114,200              6,638
o        Symantec Corp.                              104,200              6,109
         Adobe Systems, Inc.                          80,900              5,440
o        The SABRE Group Holdings, Inc.               57,600              2,952
o        Parametric Technology Corp.                  66,000              1,786
o        Mercury Interactive Corp.                    10,000              1,079

         COMPUTER TECHNOLOGY (2.2%)
o        Adaptec, Inc.                               587,600             29,306
o        Computer Sciences Corp.                     225,000             21,291
         International Business
           Machines Corp.                            137,500             14,850
         Hewlett-Packard Co.                          70,600              8,044
o        Sun Microsystems, Inc.                       91,600              7,093

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                                    SHARES               (000)
--------------------------------------------------------------------------------
o        Apple Computer, Inc.                         63,500              6,528
o        EMC Corp.                                    52,900              5,779
o        Seagate Technology Inc.                     124,100              5,778
o        Gateway, Inc.                                77,800              5,607
         Electronic Data Systems Corp.                43,000              2,878
o        Synopsys, Inc.                               40,100              2,677

         ELECTRONICS (0.3%)
o        Flextronics International Ltd.              350,000             16,100

         ELECTRONICS--SEMICONDUCTORS/COMPONENTS (3.8%)
o        Analog Devices, Inc.                        599,000             55,707
         Texas Instruments, Inc.                     480,800             46,577
         Intel Corp.                                 319,800             26,324
o        Applied Micro Circuits Corp.                158,800             20,207
o        SCI Systems, Inc.                           216,000             17,753
o        National Semiconductor Corp.                195,500              8,370
o        Lattice Semiconductor Corp.                  95,000              4,477
o        Micron Technology, Inc.                      56,800              4,416
o        LSI Logic Corp.                              62,900              4,246
o        Xilinx, Inc.                                 66,900              3,042
o        Actel Corp.                                  28,800                691
         ELECTRONICS--TECHNOLOGY (0.9%)
o        Solectron Corp.                             360,000             34,245
         General Dynamics Corp.                      177,500              9,363
         Harris Corp.                                 68,200              1,820
         SCIENTIFIC EQUIPMENT & SUPPLIES (0.7%)
         PE Corp.-PE Biosystems Group                296,400             35,661
                                                                     -----------
                                                                      1,202,258
                                                                     -----------
UTILITIES (8.7%)
o        MCI WorldCom, Inc.                        1,836,750             97,463
o        Sprint PCS                                  385,000             39,463
o        NEXTEL Communications, Inc.                 374,000             38,569
         Comcast Corp. Class A Special               713,800             36,092
o        COLT Telecom Group PLC                      680,800             34,772
         AT&T Corp.                                  674,657             34,239
o        Intermedia Communications Inc.              765,400             29,707
o        UnitedGlobalCom Inc. Class A                273,000             19,281
o        NTL Inc.                                    151,500             18,900
o        McLeodUSA, Inc. Class A                     190,000             11,186
         Southern Co.                                457,000             10,740
         Telecom Italia SpA                          700,000              7,761
o        Cox Communications, Inc.
           Class A                                   150,500              7,751
         BroadWing Inc.                              200,000              7,375
o        TeleCorp PCS, Inc.                          185,000              7,030
o        MediaOne Group, Inc.                         87,700              6,737
o        Hellenic Telecommunications
           Organization SA                           282,500              6,653
         Bell Atlantic Corp.                          81,700              5,030
o        United Pan-Europe
           Communications NV                          37,000              4,718
o        Tritel, Inc.                                125,000              3,961
         BellSouth Corp.                              72,300              3,384
         ALLTEL Corp.                                 34,400              2,845
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
         Public Service Enterprise
           Group, Inc.                                70,500              2,454
         DTE Energy Co.                               49,000              1,537
         CenturyTel, Inc.                             25,250              1,196
         Edison International                         32,200                843
         GPU, Inc.                                    15,800                473
o        Z-Tel Technologies, Inc.                      1,800                 68
                                                                     -----------
                                                                        440,228
                                                                     -----------
OTHER (4.3%)
         Tyco International Ltd.                   1,420,200             55,210
         Illinois Tool Works, Inc.                   811,385             54,819
         General Electric Co.                        238,500             36,908
         Monsanto Co.                                480,000             17,100
         Textron, Inc.                               150,600             11,549
         Johnson Controls, Inc.                      193,000             10,977
         Teleflex Inc.                               191,800              6,006
         Brunswick Corp.                             265,800              5,914
         Honeywell International Inc.                 92,700              5,348
         Minnesota Mining &
           Manufacturing Co.                          48,600              4,757
         Norsk Hydro AS ADR                          105,700              4,519
o        Berkshire Hathaway Inc. Class A                  37              2,076
         GenCorp, Inc.                               100,000                987
o        Berkshire Hathaway Inc. Class B                  22                 40
                                                                     -----------
                                                                        216,210
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $3,048,228)                                                   4,692,151
--------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.0%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)      5.64%, 1/18/2000                         $    5,300              5,288
(2)      5.61%, 1/28/2000                              1,000                996
(2)      5.64%, 1/21/2000                              7,000              6,982
U.S. TREASURY BILL
(2)      5.19%, 1/20/2000                              2,000              1,995
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25% 1/3/2000                                     386,193            386,193
  3.47% 1/3/2000--Note F                              57,033             57,033
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $458,480)                                                       458,487
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
  (Cost $3,506,708)                                                   5,150,638
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                 $   72,567
Liabilities--Note F                                                    (156,872)
                                                                     -----------
                                                                        (84,305)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 221,000,766 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $5,066,333
================================================================================
NET ASSET VALUE PER SHARE                                                $22.92
================================================================================
*    See Note A in Notes to Financial Statements.
o    Non-Income-Producing Security.
(1) The fund invests a portion of its cash reserve in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.8% and 3.9%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2) Securities with an aggregate value of $15,261,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                       AMOUNT                PER
                                                        (000)              SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                   $3,248,036             $14.70
Overdistributed Net
  Investment Income                                   (1,941)              (.01)
Accumulated Net Realized Gains                       166,941                .75
Unrealized Appreciation--Note E
  Investment Securities                            1,643,930               7.44
  Futures Contracts                                    9,367                .04
--------------------------------------------------------------------------------
NET ASSETS                                        $5,066,333             $22.92
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                              MORGAN GROWTH FUND
                                                    YEAR ENDED DECEMBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME

         Dividends                                                     $ 30,802
         Interest                                                        14,241
         Security Lending                                                   352
                                                                   -------------
                  Total Income                                           45,395
                                                                   -------------
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                               4,313
                  Performance Adjustment                                    166
         The Vanguard Group--Note C
                  Management and Administrative                          11,824
                  Marketing and Distribution                                527
         Custodian Fees                                                      93
         Auditing Fees                                                       10
         Shareholders' Reports                                              126
         Trustees' Fees and Expenses                                          6
                                                                   -------------
                  Total Expenses                                         17,065
                  Expenses Paid Indirectly--Note C                         (452)
                                                                   -------------
                  Net Expenses                                           16,613
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    28,782
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold                                     641,971
         Futures Contracts                                               24,308
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       666,279
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                          567,788
         Futures Contracts                                                2,593
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        570,381
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,265,442
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           MORGAN GROWTH FUND
                                                         YEAR ENDED DECEMBER 31,
                                                    ----------------------------
                                                           1999             1998
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $  28,782        $  29,623
  Realized Net Gain                                    666,279          286,705
  Change in Unrealized Appreciation (Depreciation)     570,381          329,112
                                                  ------------------------------
     Net Increase in Net Assets Resulting
     from Operations                                 1,265,442          645,440
                                                  ------------------------------
DISTRIBUTIONS
  Net Investment Income                                (29,733)         (30,730)
  Realized Capital Gain                               (600,879)        (240,911)
                                                  ------------------------------
     Total Distributions                              (630,612)        (271,641)
                                                  ------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               863,925          622,565
  Issued in Lieu of Cash Distributions                 605,622          260,711
  Redeemed                                            (593,217)        (497,205)
                                                  ------------------------------
     Net Increase from Capital Share Transactions      876,330          386,071
--------------------------------------------------------------------------------
  Total Increase                                     1,511,160          759,870
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                  3,555,173        2,795,303
                                                  ------------------------------
  End of Year                                       $5,066,333       $3,555,173
================================================================================
1Shares Issued (Redeemed)
  Issued                                                40,331           33,834
  Issued in Lieu of Cash Distributions                  28,114           13,960
  Redeemed                                             (27,767)         (26,859)
                                                  ------------------------------
     Net Increase in Shares Outstanding                 40,678           20,935
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------
                                                                    MORGAN GROWTH FUND
                                                                 YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             1999     1998     1997    1996     1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $19.72   $17.54   $15.63  $14.09   $11.36
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .14      .18     .160     .14      .15
  Net Realized and Unrealized Gain (Loss) on Investments 6.29     3.61    4.435    3.07     3.89
                                                     --------------------------------------------
     Total from Investment Operations                    6.43     3.79    4.595    3.21     4.04
                                                     --------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.15)    (.18)   (.160)   (.14)    (.15)
  Distributions from Realized Capital Gains             (3.08)   (1.43)  (2.525)  (1.53)   (1.16)
                                                     --------------------------------------------
     Total Distributions                                (3.23)   (1.61)  (2.685)  (1.67)   (1.31)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $22.92   $19.72   $17.54  $15.63   $14.09
=================================================================================================
TOTAL RETURN                                           34.10%   22.26%   30.81%  23.30%   35.98%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                   $5,066   $3,555   $2,795  $2,054   $1,471
  Ratio of Total Expenses to Average Net Assets         0.42%    0.44%    0.48%   0.51%    0.49%
  Ratio of Net Investment Income to Average Net Assets  0.71%    0.96%    0.93%   0.97%    1.10%
  Portfolio Turnover Rate                                 65%      81%      76%     73%      76%
=================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp and Franklin Portfolio Associates, LLC provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years, relative to an index of the equity holdings of the largest growth stock mutual funds.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $500,000 for the year ended December 31, 1999.
     For the year ended December 31, 1999, the advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before an increase of $166,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the fund had contributed capital of $931,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.9% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.
     Vanguard has asked the fund's investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended December 31, 1999, these arrangements reduced the fund's expenses by $452,000 (an annual rate of 0.01% of average net assets).

D. During the year ended December 31, 1999, the fund purchased $2,528,665,000 of investment securities and sold $2,454,925,000 of investment securities, other than temporary cash investments.

E. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,643,930,000, consisting of unrealized gains of $1,804,855,000 on securities that had risen in value since their purchase and $160,925,000 in unrealized losses on securities that had fallen in value since their purchase.
     At December 31, 1999, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                               ---------------------------------
                                                  AGGREGATE
                              NUMBER OF           SETTLEMENT       UNREALIZED
FUTURES CONTRACTS          LONG CONTRACTS          VALUE          APPRECIATION
--------------------------------------------------------------------------------
S&P 500                         498               $184,783           $5,325
S&P Midcap 400                  354                 79,500            4,042
--------------------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at December 31, 1999, was $55,053,000, for which the fund held cash collateral of $57,033,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Morgan Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD MORGAN GROWTH FUND

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $452,207,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1999, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 11.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE  *  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.
ROBERT A. DISTEFANO * Information Technology.
JAMES H. GATELY * Individual Investor Group.
KATHLEEN C. GUBANICH * Human Resources.
IAN A. MACKINNON * Fixed Income Group.
F. WILLIAM MCNABB, III * Institutional Investor Group.
MICHAEL S. MILLER * Planning and Development.
RALPH K. PACKARD * Chief Financial Officer.
GEORGE U. SAUTER * Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q260-02/16/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.